UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2011

HEIDRICK & STRUGGLES

INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-25837	36-2681268
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

233 South Wacker Drive, Suite 4200, Chicago, IL		60606-6303
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (312) 496-1200

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 26, 2011, at a meeting of the Board of Directors of Heidrick & Struggles International, Inc. (the “Company”) following the annual meeting of stockholders, Mark Foster was elected to the Company’s Board of Directors. Mr. Foster will serve as a Class II director, and he will hold office until the 2013 annual meeting of the Company or until his successor is duly elected and qualified. Mr. Foster will also serve on the Human Resources and Compensation Committee of the Board of Directors. Mr. Foster will receive compensation and benefits from the Company for service on the Board on the same terms as other non-employee members of the Board, as described in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 25, 2011.

Mr. Foster served as Group Chief Executive—Management Consulting, of Accenture plc (“Accenture”) from September 2006 until his retirement from Accenture in March 2011. In addition, Mr. Foster was the head of Accenture’s Global Markets area from September 2009 until his retirement from Accenture in March 2011. Prior to that, Mr. Foster served as Accenture’s Group Chief Executive—Products Operating Group from March 2002 to September 2006. Prior to that, Mr. Foster worked in a variety of positions of increasing responsibility in his 26-year career at Accenture.

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a) The annual meeting of stockholders of the Company was held on May 26, 2011.

(b) The stockholders elected all of the Company’s nominees for director to serve on the Board of Directors until the annual meeting in 2014; ratified the appointment of KPMG LLP as the Company’s independent registered accounting firm for the fiscal year 2011; approved a one-year extension to the 2007 Heidrick & Struggles GlobalShare Program; approved the advisory vote on executive compensation; and approved holding future advisory votes on executive compensation every year.

1.	Election of Class I Directors:

	Shares For	Shares Against	Shares Abstain	Non-Votes
L. Kevin Kelly	14,128,280	1,008,953	2,419	1,287,131
Robert E. Knowling, Jr.	12,474,885	2,664,182	585	1,287,131
V. Paul Unruh	12,527,773	2,611,294	585	1,287,131

2.	Ratification of KPMG LLP:

For	16,365,816
Against	60,082
Abstain	885

3.	One-Year Extension to 2007 Heidrick & Struggles GlobalShare Program:

For	9,280,593
Against	5,850,325
Abstain	8,734
Non-Votes	1,287,131

4.	Advisory Vote on Executive Compensation:

For	14,483,030
Against	631,222
Abstain	25,400
Non-Votes	1,287,131

5.	Advisory Vote on the Frequency of Advisory Votes on Executive Compensation:

One year	13,375,736
Two years	7,307
Three years	1,729,878
Abstain	26,731
Non-Votes	1,287,131

(d) Disclosure Regarding Frequency of Stockholder Advisory Vote on Executive Compensation:

A majority of the votes cast by stockholders voted, on an advisory basis, to hold an advisory vote to approve executive compensation every year. In line with this recommendation by our stockholders, the Company has decided that it will include an advisory stockholder vote on executive compensation in its proxy materials every year until the next required advisory vote on the frequency of stockholder votes on executive compensation, which will occur no later than our annual meeting of stockholders in 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEIDRICK & STRUGGLES INTERNATIONAL, INC.
(Registrant)

Date: June 2, 2011	By:	/s/ Stephen W. Beard
	Name:	Stephen W. Beard
	Title:	Executive Vice President, General Counsel and Corporate Secretary